MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

Affidavit/Supplement Attached
REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	yes
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	yes
Schedule of Professional Fees Paid	MOR-1b	yes
Copies of bank statements		n/a
Cash disbursements journals		n/a
Statement of Operations	MOR-2	yes
Balance Sheet	MOR-3	yes
Status of Postpetition Taxes	MOR-4	yes
Copies of IRS Form 6123 or payment receipt		n/a
Copies of tax returns filed during reporting period		n/a
Summary of Unpaid Postpetition Debts	MOR-4	yes
Listing of aged accounts payable	MOR-4	yes
Accounts Receivable Reconciliation and Aging	MOR-5	yes
Debtor Questionnaire	MOR-5	yes

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

_______________________________________	______________________________
Signature of Debtor	Date

_______________________________________	______________________________
Signature of Joint Debtor	Date

/s/ Michael L. Newsom	_ 5/20/15
Signature of Authorized Individual*	Date

Michael L. Newsom	CFO
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Cleantech Corporation						Case No. 15-10601
Debtor						Reporting Period: April 2015

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement.  The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed.  The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns.  The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1) . Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page.  A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	N/A				$ -		$ -

RECEIPTS
CASH SALES					-		-
ACCOUNTS RECEIVABLE					-		-
LOANS AND ADVANCES					-		-
SALE OF ASSETS					-		-
OTHER (ATTACH LIST)					-		-
TRANSFERS (FROM DIP ACCTS)	-				-		-
					-		-
TOTAL RECEIPTS	$ -	$ -	$ -	$ -	$ -		$ -

DISBURSEMENTS
NET PAYROLL					-		-
PAYROLL TAXES					-		-
SALES, USE, & OTHER TAXES					-		-
INVENTORY PURCHASES					-		-
SECURED/ RENTAL/ LEASES					-		-
INSURANCE					-		-
ADMINISTRATIVE					-		-
SELLING					-		-
OTHER (ATTACH LIST)					-		-
					-		-
OWNER DRAW *					-		-
TRANSFERS (TO DIP ACCTS)					-		-
					-		-
PROFESSIONAL FEES					-		-
U.S. TRUSTEE QUARTERLY FEES					-		-
COURT COSTS					-		-
TOTAL DISBURSEMENTS	$ -	$ -	$ -	$ -	$ -		$ -

NET CASH FLOW	$ -	$ -	$ -	$ -	$ -		$ -
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH	$ -	$ -	$ -	$ -	$ -		$ -
* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS								$ -
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS								$ -
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)								$ -
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES								$ -

In re Cleantech Corporation					Case No. 15-10601
Debtor					Reporting Period: April 2015

BANK RECONCILIATIONS
Continuation Sheet for MOR-1
A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.
SEE ATTACHMENTS FROM QUICKBOOKS RECONCILIATION
	Operating		Payroll		Tax		Other
	#		#		#		#
BALANCE PER BOOKS

BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-) OUTSTANDING CHECKS (ATTACH LIST)
OTHER (ATTACH EXPLANATION)	NO BANK ACCOUNTS OR ACCOUNTING
ADJUSTED BANK BALANCE *
* Adjusted bank balance must equal
balance per books

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck. #	Amount	Ch. #	Amount	Ck. #	Amount	Ck. #	Amount

OTHER

In re Cleantech Corporation						Case No. 15-10601
Debtor						Reporting Period: April 2015

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month

Payee	Period Covered	Amount Approved		Check		Amount Paid		Year-To-Date
			Payor	Number	Date	Fees	Expenses	Fees	Expenses
NONE

In re Cleantech Corporation	Case No. 15-10601
Debtor	Reporting Period: April 2015

STATEMENT OF OPERATIONS
(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

Cumulative
REVENUES	Month	Filing to Date
Gross Revenues	-	-
Less: Returns and Allowances	-	-
Net Revenue	$ -	$ -
COST OF GOODS SOLD
Beginning Inventory	-	-
Add: Purchases	-	-
Add: Cost of Labor	-	-
Add: Other Costs (attach schedule)	-	-
Less: Ending Inventory	-	-
Cost of Goods Sold	-	-
Gross Profit	$ -	$ -
OPERATING EXPENSES
Advertising	-	-
Auto and Truck Expense	-	-
Bad Debts	-	-
Contributions	-	-
Employee Benefits Programs	-	-
Insider Compensation*	-	-
Insurance	-	-
Management Fees/Bonuses	-	-
Office Expense	-	-
Pension & Profit-Sharing Plans	-	-
Repairs and Maintenance	-	-
Rent and Lease Expense	-	-
Salaries/Commissions/Fees	-	-
Supplies	-	-
Taxes - Payroll	-	-
Taxes - Real Estate		-
Taxes - Other	-	-
Travel and Entertainment		-
Utilities		-
Other (attach schedule)	-	-
Total Operating Expenses Before Depreciation	-	-
Depreciation/Depletion/Amortization		-
Net Profit (Loss) Before Other Income & Expenses	$ -	$ -
OTHER INCOME AND EXPENSES
Other Income (attach schedule)	-	-
Interest Expense	-	-
Other Expense (attach schedule)	-	-
Net Profit (Loss) Before Reorganization Items	$ -	$ -
REORGANIZATION ITEMS
Professional Fees	-	-
U. S. Trustee Quarterly Fees		-
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)		-
Gain (Loss) from Sale of Equipment		-
Other Reorganization Expenses (attach schedule)		-
Total Reorganization Expenses	-	-
Income Taxes
Net Profit (Loss)	$ -	$ -

*"Insider" is defined in 11 U.S.C. Section 101(31).

In re Cleantech Corporation	Case No. 15-10601
Debtor	Reporting Period: April 2015

STATEMENT OF OPERATIONS - continuation sheet

Cumulative
BREAKDOWN OF "OTHER" CATEGORY	Month	Filing to Date

Other Costs
0
0
0
0
TOTAL		$ -
Other Operational Expenses
-
-
-
-
TOTAL		$ -
Other Income
-
-
-
-
TOTAL		$ -
Other Expenses
	-	-
	-	-
-
-
TOTAL	$ -	$ -
Other Reorganization Expenses
-
-
-
-
-
-
-
-
TOTAL		$ -
Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

In re Cleantech Corporation		Case No. 15-10601
Debtor		Reporting Period: April 2015

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents	-	-
Restricted Cash and Cash Equivalents (see continuation sheet)	-	-
Accounts Receivable (Net)	-	-
Notes Receivable	-	-
Inventories	-	-
Prepaid Expenses	-	-
Professional Retainers	-	-
Other Current Assets (attach schedule)		-
TOTAL CURRENT ASSETS	$ -	$ -
PROPERTY AND EQUIPMENT
Real Property and Improvements	-	-
Machinery and Equipment		-
Furniture, Fixtures and Office Equipment	-	-
Leasehold Improvements		-
Vehicles		-
Less Accumulated Depreciation	-	-
TOTAL PROPERTY & EQUIPMENT	$ -	$ -
OTHER ASSETS
Loans to Insiders*		-
Other Assets (attach schedule)	-	-
TOTAL OTHER ASSETS	$ -	$ -

TOTAL ASSETS	$ -	$ -

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	-	-
Taxes Payable (refer to FORM MOR-4)	-	-
Wages Payable	-	-
Notes Payable	-	-
Rent / Leases - Building/Equipment		-
Secured Debt / Adequate Protection Payments		-
Professional Fees	-	-
Amounts Due to Insiders*		-
Other Postpetition Liabilities (attach schedule)	-	-
TOTAL POSTPETITION LIABILITIES	$ -	$ -
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	36,604,863.00	36,604,863.00
Priority Debt	-	-
Unsecured Debt	-	-
TOTAL PRE-PETITION LIABILITIES	$ 36,604,863.00	$ 36,604,863.00

TOTAL LIABILITIES	$ 36,604,863.00	$ 36,604,863.00
OWNER EQUITY
Capital Stock	-	-
Additional Paid-In Capital	-	-
Partners' Capital Account
Owner's Equity Account	-	-
Retained Earnings - Pre-Petition	(36,604,863.00)	(36,604,863.00)
Retained Earnings - Postpetition	-	-
Adjustments to Owner Equity (attach schedule)	-	-
Postpetition Contributions (Distributions) (Draws) (attach schedule)
NET OWNER EQUITY	$ (36,604,863.00)	$ (36,604,863.00)

TOTAL LIABILITIES AND OWNERS' EQUITY	$ -	$ -

*"Insider" is defined in 11 U.S.C. Section 101(31).

In re Cleantech Corporation		Case No. 15-10601
Debtor		Reporting Period: April 2015

BALANCE SHEET - continuation sheet

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Current Assets

	$ -	$ -
Other Assets

	$ -	$ -

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Postpetition Liabilities

	$ -	$ -
Adjustments to Owner Equity		0

	-	-
	$ -	$ -
Postpetition Contributions (Distributions) (Draws)

Restricted Cash is cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

In re Cleantech Corporation				Case No. 15-10601
Debtor				Reporting Period: April 2015

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

	Beginning	Amount				Ending
	Tax	Withheld or	Amount	Date	Check No.	Tax
	Liability	Accrued	Paid	Paid	or EFT	Liability
Federal
Withholding	-
FICA-Employee	-
FICA-Employer	-	-	-			-
Unemployment	-
Income	-
Other:_________________	-
Total Federal Taxes	$ -	$ -	$ -	$ -	$ -	$ -
State and Local
Withholding	-
Sales	-
Excise	-
Unemployment	-
Real Property	-
Personal Property	-
Other:_________________	-
Total State and Local	-
Total Taxes	$ -	$ -	$ -	$ -	$ -	$ -

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	-
Wages Payable	-
Taxes Payable	-
Rent/Leases-Building	-
Rent/Leases-Equipment	-
Secured Debt/Adequate Protection Payments	-
Professional Fees	-
Amounts Due to Insiders*	-
Other:__________________________
Other:__________________________
Total Postpetition Debts	$ -

Explain how and when the Debtor intends to pay any past-due postpetition debts.

*"Insider" is defined in 11 U.S.C. Section 101(31).

In re Cleantech Corporation	Case No. 15-10601
Debtor	Reporting Period: April 2015

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	-
+ Amounts billed during the period	-
- Amounts collected during the period	-
Total Accounts Receivable at the end of the reporting period	-
$ -
Accounts Receivable Aging	Amount
0 - 30 days old	-
31 - 60 days old	-
61 - 90 days old	-
91+ days old	-
Total Accounts Receivable	-
Amount considered uncollectible (Bad Debt)	-
Accounts Receivable (Net)	$ -

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business		X
this reporting period? If yes, provide an explanation below.
2. Have any funds been disbursed from any account other than a debtor in possession		X
account this reporting period? If yes, provide an explanation below.
3. Have all postpetition tax returns been timely filed? If no, provide an explanation	N/A
below.
4. Are workers compensation, general liability and other necessary insurance	X
coverages in effect? If no, provide an explanation below.
5. Has any bank account been opened during the reporting period? If yes, provide		X
documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.